June 2024 Investor Highlights

2 Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward- looking statements. These forward-looking statements may relate to beliefs, expectations or intentions and similar statements concerning matters that are not of historical fact and are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “intend,” “potential,” “plan,” “goal,” “outlook,” “guidance” or other words that convey the uncertainty of future events or outcomes. Examples of forward looking statements contained in this presentation include, among others, our 2024 Guidance, our expectations regarding Same-Home core revenues and occupied days, our belief that our acquisition and homebuilding programs will result in continued growth and the estimated timing and volume of our development deliveries. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to expand our development program, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic, regulatory and real estate conditions that may impact our business, including the impact of inflation. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, May 30, 2024. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Definitions of these non-GAAP financial measures and a reconciliation from GAAP to non-GAAP are included in the Defined Terms and Non-GAAP Reconciliations in the Appendix section of this presentation, as well as the 1Q24 Supplemental Information Package available on our website at www.amh.com under “For Investors.” About AMH AMH (NYSE: AMH) is a leading large-scale integrated owner, operator, and developer of single-family rental homes. We're an internally managed Maryland real estate investment trust (REIT) focused on acquiring, developing, renovating, leasing and managing homes as rental properties. Our goal is to simplify the experience of leasing a home and deliver peace of mind to households across the country. In recent years, we've been named one of Fortune's 2023 Best Workplaces in Real Estate , a 2024 Great Place to Work®, a 2023 Most Loved Workplace®, a 2024 Top U.S. Homebuilder by Builder100, and one of America's Most Responsible Companies 2024 and Most Trustworthy Companies in America 2024 by Newsweek and Statista Inc. As of March 31, 2024, we owned nearly 60,000 single-family properties in the Southeast, Midwest, Southwest, and Mountain West regions of the United States. Additional information about AMH is available on our website at www.amh.com. AMH refers to one or more of American Homes 4 Rent, American Homes 4 Rent, L.P., and their subsidiaries and joint ventures. In certain states, we operate under AMH Living or American Homes 4 Rent. Please see www.amh.com/dba to learn more. Contacts AMH Investor Relations Phone: (855) 794-2447 / Email: investors@amh.com AMH Media Relations Phone: (855) 774-4663 / Email: media@amh.com Legal Disclosures

AMH At A Glance

Continued Runway of Resilient Single-Family Rental Fundamentals

- **Favorable Supply Landscape and Sustainable Demand Tailwinds**
  - National Single-Family Housing Shortage
  - Growing SFR Renter Cohort
  - Increased Value Proposition
  - 28% Less Expensive to Rent vs. Own Across AMH Top 20 Markets[(4)]
- May Same Home Average Occupied Days Remains Strong at 96.6%[(3)]
- 2024 Expected Same-Home Core Revenues Growth of 4.75% at the Midpoint of Guidance[(1)]

Prudent & Consistent Growth From AMH Development

- **Largest Integrated Single-Family Rental Builder with 2,200 – 2,400 Deliveries Expected in 2024[(1)]**
- Full Control of ~12,000 Unit Land Pipeline Creates Opportunity and Optionality for Years of Continued Growth[(2)]
- Highest-Quality Product and Superior Investment Returns
- Class A Single-Family Rental Locations, Inside Existing AMH Footprint
- #39 on Builder Magazine's 2024 Builder 100 List

Investment Grade Balance Sheet

- **High-Quality Investment Grade Balance Sheet**
  - Moody's: Baa2 / Stable
  - S&P Global: BBB / Stable
- Issued $600M of Unsecured Notes in January of 2024, Becoming the First Single-Family Rental REIT to Issue Investment Grade Green Bonds
- 5.3x Net Debt and Preferred Shares to Adjusted EBITDAre[(2)]
- $1.25 Billion of Undrawn Capacity Under the Revolving Credit Facility[(2)]

Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 1Q24 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations.
(1) Refer to slide 10.
(2) As of March 31, 2024.
(3) May results are preliminary estimates as of 5/29/24.
(4) Source: John Burns Real Estate Consulting, LLC. (Data as of May 2024)

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4 Same-Home Operational Update Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 1Q24 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) May results are preliminary estimates as of 5/29/24. 95.3% 95.6% 97.2% 97.1% 96.4% 96.6% 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% May YTD May QTD Average Occupied Days(1) 4.2% 4.9% 7.3% 7.5% 5.4% 5.2% 0.0% 2.0% 4.0% 6.0% 8.0% May YTD May QTD Average Blended Change in Rent(1) 4.6% 6.4% 8.6% 9.7% 5.0% 5.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% May YTD May QTD Average Change in Rent for Re-Leases(1) 3.9% 3.9% 6.8% 6.7% 5.6% 5.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% May YTD May QTD Average Change in Rent for Renewals(1) Spring Leasing Underway with Strong Activity Quarter-To-Date 2024'18 - '19 2023 (5 months) (2 months) (5 months) (2 months) (5 months) (2 months) (5 months) (2 months)

Diversified Portfolio Footprint 5 Positioned for Long-Term Sustainable Growth and Portfolio Optimization Flexibility 30+ Markets 96.2% Same-Home Avg. Occupied Days(1) 18 Years Avg. Age per Home 21 States 58,615 Properties Owned $2,147 Same-Home Avg. Mon. Realized Rent(1) 1,993 sf Avg. Square Feet per Home Amounts presented are for total portfolio, excluding properties held for sale, as of March 31, 2024, except where noted for our Same-Home portfolio. Map represents top 20 AMH markets as a percentage of total portfolio, excluding properties held for sale. All other markets make up the remaining 12.9%. (1) Reflected for the three months ended March 31, 2024. Top 20 AMH Market AMH Development Presence Raleigh, 3.7% Charleston, 2.7% Jacksonville, 5.4% Orlando, 3.4% Tampa, 5.0% Columbus, 3.7% Chicago, 2.6% Salt Lake City, 3.2% Seattle, 1.8% Las Vegas, 3.9% Phoenix, 5.7% Dallas, 6.9% San Antonio, 2.1% Cincinnati, 3.6% Nashville, 5.7% Atlanta, 10.0% Indianapolis, 4.8% Houston, 4.1% Charlotte, 7.0% Savannah, 1.8% Boise Denver

6 SFR Macro Tailwinds AMH Stone Creek Development Atlanta Market

0.8 1.3 1.8 2.3 2.8 3.3 TTM Avg. National Existing Home Inventory(1) (MM) 7 Undersupplied Housing Landscape (1) Source: National Association of Realtors. (Data as of April 2024) (2) Source: U.S. Census; John Burns Real Estate Consulting, LLC. (Data as of May 2024) Single-Family permit estimates are expected to remain close to 2022 levels over the next four years – likely not enough to solve the existing housing shortage (2) Historically Low Existing Home Inventories Have Led to Supply Constraints Expected New Construction Levels Likely not Enough to Solve the Country’s Housing Shortage Existing home inventory levels have normalized at ~50% below the long-term average due, in part, to homeowners locked into low-rate mortgages 0.0 0.4 0.8 1.2 1.6 2.0 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 P 2 0 2 5 P 2 0 2 6 P 2 0 2 7 P Single-Family Permits(2) (MM)

8 Sustained Demand Tailwinds (1) Source: John Burns Real Estate Consulting, LLC. (Data as of May 2024) (2) Source: U.S. Census. Rental payments are now estimated to be ~28% less expensive compared to monthly home ownership costs across the top 20 AMH markets Millennials are Aging into Prime Single Family Living Years SFR Value Proposition Further Benefitted By Increased Cost of Ownership Ages 20-34 Ages 35-49 Est. Single Family Rents vs. Cost of Home Ownership(1) -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 Projected Population Growth(2) 22% 22% 5% 7% 9% 4% 2% -4% 2% 6% -6% -25% -28% -28% -40% -30% -20% -10% 0% 10% 20% 30% (Top 20 AMH Markets)

9 AMH Today AMH Pine Landing Development Las Vegas Market

10 2024 Guidance Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 1Q24 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Refer to slide 22 for 2024 Guidance disclosure. Guidance is based on the 5/2/2024 earnings release. Full Year Midpoint. Core FFO per share and unit(1) $1.70 – $1.76 $1.73 Core FFO per share and unit growth 2.4% – 6.0% 4.2% Same-Home Portfolio: Core revenues growth 3.75% – 5.75% 4.75% Core property operating expenses growth 5.25% – 7.25% 6.25% Core NOI growth 3.00% – 5.00% 4.00% Properties Investment Midpoint. Wholly owned acquisitions – – – Wholly owned development deliveries 1,825 – 1,975 $700M - $800M $750M Wholly owned land and development pipeline – $100M – $150M $125M Pro rata share of JV capital and Property Enhancing Capex – $100M – $150M $125M Total capital investment (wholly owned and pro rata JV) 1,825 - 1,975 $0.9B – $1.1B $1.0B Total gross capital investment (JVs at 100%) 2,200 - 2,400 $1.1B – $1.3B $1.2B

Investment Grade Balance Sheet

High Quality Balance Sheet Creates Flexibility and Optionality



Preferred Shares, 1.1%
Common Shares & OP Units, 76.3%
$20.2B Total Capitalization(1)
Fixed Rate Debt, 22.6%



Debt Maturity Schedule(2)(3) (MM)
Liquidity(4)
$1,484
$483
$10
$10
$10
$510
$3,537
2024
2025
2026
2027
2028
Thereafter
Principal Amortization
Unsecured Senior Notes
Liquidity - Undrawn Revolving Credit Facility
Liquidity - Forward Shares
Revolving Credit Facility
Asset-Backed Securitizations
Liquidity - Cash and Cash Equivalents

Credit Ratings and Metrics

Moody's Investor Service	Baa2 / Stable
S&P Global Ratings	BBB / Stable

Net Debt and Preferred Shares to Adjusted EBITDAre[1]	5.3x
Fixed Charge Coverage[1]	4.4x
Unencumbered Core NOI Percentage[1]	78.3%

Balance Sheet Philosophy

- Maintain flexible investment grade balance sheet with diverse access to capital
- Continue optimizing capital stack and investment grade cost of capital
- Expand sources of available capital as the Company and the SFR sector evolve and mature
- Prudent retention of operating cash flow

Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 1Q24 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations.

(1) As of March 31, 2024.
(2) As of Mar 31, 2024, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regular scheduled amortization.
(3) The unsecured senior notes have maturity dates in 2028, 2029, 2031, 2032, 2034, 2051 and 2052. Asset-backed securitizations maturing in 2045 on a fully extended basis have anticipated repayment dates in 2025.
(4) Represents $125M of unrestricted cash on balance sheet, $109M of estimated net proceeds from forward shares, and $1.25 billion of undrawn capacity under the revolving credit facility as of March 31, 2024.

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12 Differentiated Growth Strategy AMH Cactus Cliff Development Las Vegas Market

Three-Pronged Growth Strategy

Consistent Growth from AMH Development

Complemented by Nimble and Opportunistic Acquisition Channels That Can be "Dialed Up or Down" Based on Market Conditions



–
+

Traditional MLS Acquisitions

- Data driven acquisition program, with diversified access to 30+ markets
- Nimble ability to "dial up" acquisition volume when market opportunities return

AMH Development Program

- Internal development program provides consistent, stable "backbone" of growth
- Delivers superior quality homes, in Class A locations, with premium investment returns
- ~12,000 unit land pipeline provides opportunity for years of built-in growth
- Existing wholly-owned development pipeline strategically sized to be funded without the need for additional equity



–
+

National Builder Acquisitions

- National network of homebuilder relationships, providing acquisition access to newly constructed homes
- Remaining patient and disciplined while maintaining ongoing communication with network of homebuilder contacts

Dials intended to indicate directional commentary only and should not be compared relative to one another.

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14 Strategy Design and create ideal rental Homes and Communities using data and insights from AMH’s integrated development and operating platforms Less opportunity for alignment of interests between developer and operators Product Type & Location High-quality, detached, single family homes, with attached garages in highly desirable neighborhoods Horizontal apartments, townhomes or detached homes, commonly in tertiary neighborhoods Home Quality Stylish, upgraded fixtures and finishes: granite, hard surface flooring, stainless steel appliances Often “builder basic” or lower quality fixtures and finishes Expense Efficiency Consistent, repeatable floorplans, fixtures and finishes selected for long-term operating expenditure efficiency Varied floorplans, finishes and fixtures, typically selected for lowest up-front cost Value Creation AMH homes are constructed at significant discount to market value, resulting in immediate value creation Commonly purchased at or near market value     AMH Amenity Centers create a community feel for residents AMH Development Homes average 2,000 sq. ft. and come with private yards and fences Other BTR Product AMH Development: Not All BTR is the Same Building the Ideal Rental Home Through the Lens of our Best-In-Class Operating Platform

15 AMH Development A Consistent Driver of Earnings Growth, Fueled by ~12,000 Unit Land Pipeline at Locked in Prices Refer to slide 22 for 2024 Guidance disclosure. Guidance commentary is based on the 5/2/2024 earnings release and 5/3/2024 earnings call. (1) Rounded to the nearest thousand. 19 391 945 1,647 2,054 2,183 2,317 2,300 0 500 1,000 1,500 2,000 2,500 3,000 2017 2018 2019 2020 2021 2022 2023 2024E AMH Development Deliveries M id p o in t o f G u id a n ce 2,000 4,000 6,000 9,000 13,000 14,000 13,000 12,000 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2017 2018 2019 2020 2021 2022 2023 1Q24 AMH Development Land Pipeline(1) Total Lots Owned and Optioned

SFR Owner, Operator, & Developer

Internal Development Program Integrated with AMH Operating Platform Provides Unique Ability to Optimize Portfolio and Platform through Continuous Data Feedback Loops

Technology Driven Operating Platform

Enhanced by Resident 360

Innovative technology systems that support over 62,000 homes across the AMH platform

Revenue optimization driven by 10+ years of operating data and analytics

Local market experts provide insights and superior customer service

Centralized support handles essential functions such as leasing, maintenance diagnostics, HOA, etc.


Data Feedback Loop
Continuous Portfolio and Platform Optimization

Integrated AMH Development Program

Ideal floorplans designed by in-house architects based on AMH's rich data history

Expense efficiencies through standardized floor plans and durable finishes, based on data driven decisions

Full control of delivery schedule allows delivery timing to better match demand cycles & facilitate smooth lease-up absorption

Diversified footprint facilitates stable and consistent delivery schedule

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17 Leaders in Sustainability AMH Brentwood Development Charlotte Market

Sustainability Commitment

Providing Quality, Sustainable Housing that Our Residents Desire

Building for the Future

Efficient, durable homes that are better for residents and the environment

- Our newly constructed homes are designed to use nearly 40.5% less energy[1]
- Expanded renewable energy pilot program, further integrating sustainability into our communities
- Calculating GHG inventory for scopes 1, 2, and 3 emissions

Fostering Strong Communities

- Ongoing resident satisfaction surveys conducted by internal and third-party surveys

Driving employee advancement and engagement

- Strategic and comprehensive training programs strengthening customer service, leadership development, and our unique build to rent program
- Employee Resource Groups enhance belonging and inclusion

Leading with Integrity

- Management Committee plus Board oversight of Sustainability program
- Became the First Single-Family Rental REIT to Issue Investment Grade Green Bonds in January of 2024
- Published 6th Annual Sustainability Report in April 2024


Sustainability Report
2023
amh

(1) Based on the average Home Energy Rating System ("HERS") efficiency rating of our newly built homes in 2023 against the 2006 "reference home" standard.

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Great Place To Work® 2024 by Great Place To Work Institute 19 Recent Recognitions America’s Most Responsible Companies 2024 by Newsweek and Statista Best Workplaces in Real Estate 2023 by Fortune Most Loved Workplace 2023 by Best Practice Institute Most Trustworthy Companies in America 2024 by Newsweek and Statista

20 Independent & Accountable Stewardship ▪ 83% Independent trustees ▪ Annual election of trustees ▪ Majority voting standard (plurality carve‐out voting standard only in contested elections) ▪ Annual Board self-evaluation process ▪ Regular shareholder engagement with trustee participation Ongoing Board Refreshment ▪ Independent Chairman of the Board ▪ The average tenure of the Board is ~8 years ▪ Trustee retirement policy Aligned with Shareholders ▪ Robust stock ownership guidelines for trustees and executives ▪ Anti-hedging and anti-pledging policies Sustainability Oversight ▪ Board-level oversight of Sustainability priorities and initiatives ▪ Sustainability included in management goals and incentives Performance-Based Compensation Practices ▪ Pay levels are market-aligned with emphasis on performance incentives ▪ Over 80% of the CEO and NEOs target compensation is at risk ▪ Transparent incentive plans that incorporate rigorous financial and relative performance metrics tied to key value creation drivers ▪ 60% of the CEO and NEOs equity awards are performance-based ▪ Clawback policy ▪ Double-trigger change-in-control severance provisions Corporate Governance Highlights

Appendix

22 2024 Guidance Set forth on slide 10 are the Company’s current expectations with respect to full year 2024 Core FFO attributable to common share and unit holders and our underlying assumptions. In reliance on the exception provided by applicable SEC rules, the Company does not provide guidance for GAAP net income, the most comparable GAAP financial measure, or a reconciliation of 2024 Core FFO guidance to GAAP net income because we are unable to reasonably predict the following items which are included in GAAP net income: (i) gain on sale and impairment of single-family properties and other, net for consolidated properties and unconsolidated joint ventures, (ii) acquisition and other transaction costs and (iii) hurricane-related charges, net. The actual amounts for any and all of these items could significantly impact our 2024 GAAP net income and, as disclosed in our historical financial results, have significantly impacted GAAP net income in prior periods. Average Blended Change in Rent The percentage change in rent on all non-month-to-month lease renewals and re-leases during the period, compared to the annual rent of the previous expired non-month-to-month comparable long-term lease for each individual property. Average Change in Rent for Re-Leases The percentage change in annual rent on properties re-leased during the period, compared to the annual rent of the comparable long-term previous expired lease for each individual property. Average Change in Rent for Renewals The percentage change in rent on non-month-to-month comparable long-term lease renewals during the period. Average Monthly Realized Rent For the related period, Average Monthly Realized Rent is calculated as the lease component of rents and other single-family property revenues (i.e., rents from single-family properties) divided by the product of (a) number of properties and (b) Average Occupied Days Percentage, divided by the number of months. For properties partially owned during the period, this calculation is adjusted to reflect the number of days of ownership. Average Occupied Days Percentage The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period after initially being placed in-service. This calculation excludes properties classified as held for sale. Defined Terms and Non-GAAP Reconciliations

23 Defined Terms and Non-GAAP Reconciliations Core Net Operating Income ("Core NOI“) Core NOI, which we also present separately for our Same-Home, unencumbered and encumbered portfolios, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as rents and other single-family property revenues, excluding expenses reimbursed by tenant charge-backs, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense and expenses reimbursed by tenant charge-backs. Core NOI also excludes (1) gain or loss on early extinguishment of debt, (2) hurricane-related charges, net, which result in material charges to our single- family property portfolio, (3) gains and losses from sales or impairments of single-family properties and other, (4) depreciation and amortization, (5) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (6) noncash share-based compensation expense, (7) interest expense, (8) general and administrative expense, and (9) other income and expense, net. We believe Core NOI provides useful information to investors about the operating performance of our single- family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. Core NOI and Same-Home Core NOI should be considered only as supplements to net income or loss as a measure of our performance and should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, these metrics should not be used as substitutes for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). The following is a reconciliation of Core NOI to its respective GAAP metric (amounts in thousands): Net income 422,538$ Loss on early extinguishment of debt 954 Gain on sale and impairment of single-family properties and other, net (194,076) Depreciation and amortization 459,559 Acquisition and other transaction costs 15,158 Noncash share-based compensation - property management 4,408 Interest expense 142,893 General and administrative expense 78,645 Other income and expense, net (8,497) Core NOI 921,582$ For the Trailing Twelve Months Ended Mar 31, 2024

24 Credit Ratios We present the following selected metrics because we believe they are helpful as supplemental measures in assessing the Company’s ability to service its financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands, except credit ratios): Net Debt and Preferred Shares to Adjusted EBITDAre Mar 31, 2024 Total Debt 4,561,186$ Less: cash and cash equivalents (124,826) Less: restricted cash related to securitizations (33,243) Net debt 4,403,117$ Preferred shares at liquidation value 230,000 Net debt and preferred shares 4,633,117$ Adjusted EBITDAre - TTM 875,707$ Net Debt and Preferred Shares to Adjusted EBITDAre 5.3 x Defined Terms and Non-GAAP Reconciliations

25 Unencumbered Core NOI Percentage For the Trailing Twelve Months Ended Mar 31, 2024 Unencumbered Core NOI $ 721,522 Core NOI 921,582 Unencumbered Core NOI Percentage 78.3% Fixed Charge Coverage For the Trailing Twelve Months Ended Mar 31, 2024 Interest expense per income statement $ 142,893 Less: amortization of discounts, loan costs and cash flow hedges (12,292) Add: capitalized interest 56,366 Cash interest 186,967 Dividends on preferred shares 13,944 Fixed charges $ 200,911 Adjusted EBITDAre – TTM $ 875,707 Fixed Charge Coverage 4.4 x Defined Terms and Non-GAAP Reconciliations

26 EBITDA / EBITDAre / Adjusted EBITDAre EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts (“NAREIT”) by adjusting EBITDA for gains and losses from sales or impairments of single-family properties and adjusting for unconsolidated partnerships and joint ventures on the same basis. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to our single-family property portfolio, and (4) gain or loss on early extinguishment of debt. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. The following is a reconciliation of net income, as determined in accordance with GAAP, to EBITDA, EBITDAre and Adjusted EBITDAre (amounts in thousands): For the Trailing Twelve Months Ended Mar 31, 2024 Net income 422,538$ Interest expense 142,893 Depreciation and amortization 459,559 EBITDA 1,024,990$ Gain on sale and impairment of single-family properties and other, net (194,076) Adjustments for unconsolidated joint ventures 4,798 EBITDAre 835,712$ Noncash share-based compensation - general and administrative 19,475 Noncash share-based compensation - property management 4,408 Acquisition, other transaction costs and other 15,158 Loss on early extinguishment of debt 954 Adjusted EBITDAre 875,707$ Defined Terms and Non-GAAP Reconciliations

27 Funds from Operations (“FFO”) / Core FFO attributable to common share and unit holders FFO attributable to common share and unit holders is a non-GAAP financial measure that we calculate in accordance with the definition approved by NAREIT, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales or impairment of real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. Core FFO attributable to common share and unit holders is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute this metric by adjusting FFO attributable to common share and unit holders for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to our single-family property portfolio, (4) gain or loss on early extinguishment of debt and (5) the allocation of income to our perpetual preferred shares in connection with their redemption. We present FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, because we consider this metric to be an important measure of the performance of real estate companies, as do many investors and analysts in evaluating the Company. We believe that FFO attributable to common share and unit holders provides useful information to investors because this metric excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time. We believe that real estate values fluctuate due to market conditions and in response to inflation. We also believe that Core FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, provides useful information to investors because it allows investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period. FFO and Core FFO attributable to common share and unit holders are not a substitute for net income or net cash provided by operating activities, each as determined in accordance with GAAP, as a measure of our operating performance, liquidity or ability to pay dividends. These metrics also are not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute these measures in the same manner, they may not be comparable among REITs. FFO shares and units includes weighted-average common shares and operating partnership units outstanding, as well as potentially dilutive securities. Defined Terms and Non-GAAP Reconciliations

28 Property Enhancing Capex Includes elective capital expenditures to enhance the operating profile of a property, such as investments to increase future revenues or reduce maintenance expenditures. Same-Home Property A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison. A property is removed from Same-Home if it has been classified as held for sale or has experienced a casualty loss. Stabilized Property A property acquired individually (i.e., not through a bulk purchase) is classified as stabilized once it has been renovated by the Company or newly constructed and then initially leased or available for rent for a period greater than 90 days. Properties acquired through a bulk purchase are first considered non-stabilized, as an entire group, until (1) we have owned them for an adequate period of time to allow for complete on-boarding to our operating platform, and (2) a substantial portion of the properties have experienced tenant turnover at least once under our ownership, providing the opportunity for renovations and improvements to meet our property standards. After such time has passed, properties acquired through a bulk purchase are then evaluated on an individual property basis under our standard stabilization criteria. Total Capitalization Includes the market value of all outstanding common shares and operating partnership units (based on the NYSE AMH Class A common share closing price as of period end), the current liquidation value of preferred shares as of period end and Total Debt. Total Debt Includes principal balances on asset-backed securitizations, unsecured senior notes and borrowings outstanding under our revolving credit facility as of period end, and excludes unamortized discounts and unamortized deferred financing costs. Defined Terms and Non-GAAP Reconciliations